                             LETTER OF TRANSMITTAL
                        TO TENDER SHARES OF COMMON STOCK
                                       OF
                             TRISTAR AEROSPACE CO.
                       PURSUANT TO THE OFFER TO PURCHASE
                             DATED NOVEMBER 5, 1999
                                       BY
                         ALLIEDSIGNAL ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                               ALLIEDSIGNAL INC.

--------------------------------------------------------------------------------
         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
       NEW YORK CITY TIME, ON MONDAY, DECEMBER 6, 1999, UNLESS EXTENDED.
--------------------------------------------------------------------------------

                        The Depositary for the Offer is:
                              THE BANK OF NEW YORK

             By Mail:                    Facsimile Copy Number          By Hand or Overnight Courier:
   Tender & Exchange Department     (For Eligible Institutions Only)     Tender & Exchange Department
          P.O. Box 11248                     (212) 815-6213                   101 Barclay Street
      Church Street Station                                               Receive and Deliver Window
  New York, New York 10286-1248        For Confirmation Telephone          New York, New York 10286
                                             (212) 815-6173

                            ------------------------

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE THEREFOR PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     This Letter of Transmittal is to be completed by holders of Shares (as defined below) of TriStar Aerospace Co. (the 'Stockholders') if certificates evidencing Shares ('Certificates') are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (a 'Book-Entry Transfer Facility') pursuant to the procedures set forth in Section 3 of the Offer to Purchase.

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other required documents to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2 hereof.

------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED
------------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDERS(S)                          SHARES TENDERED
                 (PLEASE FILL IN, IF BLANK)                          (ATTACH ADDITIONAL LIST IF NECESSARY)
------------------------------------------------------------------------------------------------------------------
                                                                                       NUMBER
                                                                   SHARE             OF SHARES          NUMBER
                                                                CERTIFICATE        REPRESENTED BY      OF SHARES
                                                                 NUMBER(S)*       CERTIFICATE(S)*     TENDERED**
------------------------------------------------------------------------------------------------------------------

                                                              ----------------------------------------------------

                                                              ----------------------------------------------------

                                                              ----------------------------------------------------

                                                              ----------------------------------------------------
                                                               TOTAL SHARES
------------------------------------------------------------------------------------------------------------------

 * Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being tendered.
   See Instruction 4.
--------------------------------------------------------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
                          PLEASE READ THE INSTRUCTIONS CAREFULLY

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH A BOOK-ENTRY TRANSFER FACILITY, AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER).

Name of Tendering Institution: _________________________________________________

Account No.: ________________________________________________________________ at

[ ] The Depository Trust Company

Transaction Code No.: __________________________________________________________

[ ] CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Tendering Shareholder(s): _______________________________________

    Date of Execution of Notice of Guaranteed Delivery: ________________________

    Window Ticket Number (if any): _____________________________________________

    Name of Institution which Guaranteed Delivery: _____________________________

    If delivery is by book-entry transfer:

       Name of Tendering Institution: __________________________________________

       Account No.: _________________________________________________________ at

       [ ] The Depository Trust Company

       Transaction Code Number: ________________________________________________

Ladies and Gentlemen:

     The undersigned hereby tenders to AlliedSignal Acquisition Corp., a Delaware corporation ('Offeror'), and wholly owned subsidiary of AlliedSignal Inc., a Delaware corporation ('Parent'), the above-described shares of Common Stock, $0.01 par value per share (the 'Shares'), of TriStar Aerospace Co., a Delaware corporation (the 'Company'), at a price of $9.50 per Share, net to the seller in cash, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 5, 1999 (the 'Offer to Purchase'), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which together constitute the 'Offer'). The Offer is being made in connection with the Agreement and Plan of Merger, dated as of October 31, 1999, among Parent, Offeror, and the Company (the 'Merger Agreement'). The undersigned understands that Offeror reserves the right to transfer or assign, in whole or from time to time in part, to any direct or indirect wholly owned subsidiary of Parent, the right to purchase all or any portion of the Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Offeror of its obligations under the Offer or prejudice the rights of tendering holders of the Shares ('Stockholders') to receive payment for Shares validly tendered and accepted for payment pursuant to the Offer.

     Subject to, and effective upon, acceptance for payment of, or payment for, Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms or conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, Offeror all right, title and interest in and to all of the Shares that are being tendered hereby and any and all other Shares or other securities issued or issuable in respect of such Shares on or after the date of the Offer (a 'Distribution'), and constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distributions), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver Certificates evidencing such Shares (and any Distributions), or transfer ownership of such Shares (and any Distributions) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Offeror, upon receipt by the Depositary, as the undersigned's agent, of the purchase price with respect to such Shares,
(ii) present such Shares (and any Distributions) for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distributions), all in accordance with the terms and subject to the conditions of the Offer.

     The undersigned hereby irrevocably appoints each designee of Offeror as the attorney-in-fact and proxy of the undersigned, each with full power of substitution, to the full extent of the undersigned's rights with respect to all Shares tendered hereby and accepted for payment and paid for by Offeror (and any Distributions), including, without limitation, the right to vote such Shares (and any Distributions) in such manner as each such attorney and proxy or his substitute shall, in his sole discretion, deem proper. All such powers of attorney and proxies, being deemed to be irrevocable, shall be considered coupled with an interest in the Shares tendered herewith. Such appointment will be effective when, and only to the extent that, Offeror accepts such Shares for payment. Upon such acceptance for payment, all prior powers of attorney and proxies given by the undersigned with respect to such Shares (and any Distributions) will be revoked, without further action, and no subsequent powers of attorney and proxies may be given (and, if given, will be deemed ineffective). The designees of Offeror will, with respect to the Shares (and any Distributions) for which such appointment is effective, be empowered to exercise all voting and other rights of the undersigned as they in their sole discretion may deem proper. Offeror reserves the absolute right to require that, in order for Shares to be deemed validly tendered, immediately upon the acceptance for payment of such Shares, Offeror or its designees are able to exercise full voting rights with respect to such Shares (and any Distributions).

     All authority conferred or agreed to be conferred in this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distributions) and that, when the same are accepted for payment and paid for by Offeror, Offeror will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances including irrevocable proxies, and that the Shares tendered hereby (and any Distributions) will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Offeror to be necessary or desirable to complete the sale, assignment and transfer of Shares tendered hereby (and any Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary, for the account of Offeror, all Distributions issued to the undersigned on or after October 31, 1999, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer; and pending such remittance and transfer or appropriate assurance thereof, Offeror shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount of value thereof, as determined by Offeror in its sole discretion.

     The undersigned understands that Offeror's acceptance for payment of any Shares tendered hereby will constitute a binding agreement between the undersigned and Offeror with respect to such Shares upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Offeror may not be required to accept for payment any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

     Unless otherwise indicated herein under 'Special Payment Instructions,' please issue the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of the registered holder(s) appearing under 'Description of Shares Tendered.' Similarly, unless otherwise indicated under 'Special Delivery Instructions,' please mail the check for the purchase price and/or return any Certificates evidencing Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under 'Description of Shares Tendered.' In the event that both the 'Special Payment Instructions' and the 'Special Delivery Instructions' are completed, please issue the check and/or return any such Certificates evidencing Shares not tendered or not accepted for payment in the name(s) of, and deliver such check and/or return such Certificates to, the person(s) so indicated. Unless otherwise indicated herein under 'Special Payment Instructions,' in the case of a book-entry delivery of Shares, please credit the account maintained at the Book-Entry Transfer Facility indicated above with respect to any Shares not accepted for payment. The undersigned recognizes that Offeror has no obligation pursuant to the 'Special Payment Instructions' to transfer any Shares from the name of the registered holder thereof if Offeror does not accept for payment any of the Shares tendered hereby.

-----------------------------------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if Certificates not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be issued in the name of someone other than the undersigned, or if Shares delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility, other than to the account indicated above.

   Issue:     [ ] Check     [ ] Certificate(s) to:

   Name: ____________________________________________________________________
                                 (PLEASE PRINT)

   Address: _________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

   [ ] Credit Shares by book-entry transfer and not purchased to the account set forth below

   Name of Account Party: ___________________________________________________

   Acct No.: ________________________________________________________________

-----------------------------------------------------------------------------


-----------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                      (SEE INSTRUCTIONS 1, 4, 5, 6 AND 7)

     To be completed ONLY if Certificates not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown above.

   Mail check and/or Certificates to:

   Name: ____________________________________________________________________
                                 (PLEASE PRINT)
   Address: _________________________________________________________________

   __________________________________________________________________________

   __________________________________________________________________________
                                   (ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

                           (SEE SUBSTITUTE FORM W-9)

 -----------------------------------------------------------------------------

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal need not be guaranteed by a member firm of a registered national securities exchange (registered under Section 6 of the Securities Exchange Act of 1934, as amended (the 'Exchange Act')) or by a member firm of the National Association of Securities Dealers, Inc., by a commercial bank or trust company having an office or correspondent in the United States or by any other 'Eligible Guarantor Institution' (bank, stockholder, savings and loan association or credit union with membership approved signature guarantee medallion program) as defined in Rule 17Ad-15 under the Exchange Act (each of the foregoing constituting an 'Eligible Institution'), unless the Shares tendered hereby are tendered (i) by the registered holder (which term, for purposes of this document, shall include any participant in a Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of such Shares who has completed either the box entitled 'Special Payment Instructions' or the box entitled 'Special Delivery Instructions' herein or (ii) as noted in the following sentence. If the Certificates are registered in the name of a person or persons other than the signer of this Letter of Transmittal, or if payment is to be made, or Certificates evidencing unpurchased Shares are to be issued or returned, to a person other than the registered owner or owners, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided herein. See Instruction 5.

     2. Requirements of Tender. This Letter of Transmittal is to be completed by Stockholders if Certificates evidencing Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase. For a Stockholder to validly tender Shares pursuant to the Offer, either (a) a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), with any required signature guarantees and any other required documents, or an Agent's Message in the case of a book-entry delivery, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either (i) Certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or (ii) Shares must be delivered pursuant to the procedures for book-entry transfer set forth in Section 3 of the Offer to Purchase and a Book-Entry Confirmation must be received by the Depositary prior to the Expiration Date or (b) the tendering Stockholder must comply with the guaranteed delivery procedures set forth below and in Section 3 of the Offer to Purchase.

     Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution, (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Offeror, must be received by the Depositary prior to the Expiration Date, and (iii) the Certificates representing all tendered Shares, in proper form for transfer, or a Book-Entry Confirmation with respect to all tendered Shares, together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Depositary within three NYSE trading days after the date of such Notice of Guaranteed Delivery. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) must accompany each such delivery.

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH ANY BOOK-ENTRY TRANSFER FACILITY, IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     No alternative, conditional or contingent tenders will be accepted. All tendering Stockholders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the information required under 'Description of Shares Tendered' should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. If less than all of the Shares represented by any Certificates delivered to the Depositary herewith is to be tendered hereby, fill in the number of Shares which are to be tendered in the box entitled 'Number of Shares Tendered.' In such case, a new Certificate for the remainder of the Shares that were evidenced by the old Certificate(s) will be sent, without expense, to the person(s) signing this Letter of Transmittal, unless otherwise provided in the box entitled 'Special Payment Instructions' or the box entitled 'Special Delivery Instructions' on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificate(s) delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

     5. Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

     If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates. To obtain additional Letters of Transmittal, you may either make a photocopy of this Letter of Transmittal or call Georgeson Shareholder Communications Inc., the Information Agent, at (800) 223-2064.

     If this Letter of Transmittal or any Certificates or instruments of transfer are signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Offeror of such person's authority to so act must be submitted.

     If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate instruments of transfer are required unless payment is to be made, or Certificates not tendered or not purchased are to be issued or returned, to a person other than the registered holder(s).

     If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares evidenced by the Certificate(s) listed and transmitted hereby, the Certificate(s) must be endorsed or accompanied by appropriate instruments of transfer, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the Certificate(s). Signature(s) on such Certificate(s) and such endorsements or instruments of transfer must be guaranteed by an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, Offeror will pay or cause to be paid any transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Certificates for Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted herewith.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATE(S) LISTED IN THIS LETTER OF TRANSMITTAL.

     7. Special Payment and Delivery Instructions. If a check and/or Certificates for unpurchased Shares are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. If any tendered Shares are not purchased for any reason and such Shares are delivered by book-entry transfer to a Book-Entry Transfer Facility, such Shares will be credited to an account maintained at the appropriate Book-Entry Transfer Facility.

     8. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to the Information Agent at its address or telephone number set forth below and requests for additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Information Agent or brokers, dealers, commercial banks and trust companies and such materials will be furnished at Offeror's expense.

     9. Waiver of Conditions. The conditions of the Offer may be waived by Offeror, in whole or in part, at any time or from time to time, at Offeror's sole discretion, subject to the terms of the Offer and the Merger Agreement.

     10. Backup Withholding Tax. Each tendering Stockholder is required to provide the Depositary with a correct Taxpayer Identification Number ('TIN') on Substitute Form W-9, which is provided under 'Important Tax Information' below. FAILURE TO PROVIDE THE INFORMATION ON THE SUBSTITUTE FORM W-9 MAY SUBJECT THE TENDERING STOCKHOLDER TO 31% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE FOR THE SHARES. The tendering Stockholder should indicate in the box in Part III of the Substitute Form W-9 if the tendering Stockholder has not been issued a TIN and has applied for or intends to apply for a TIN in the near future, in which case the tendering Stockholder should complete the Certificate of Awaiting Taxpayer Identification Number provided below. If the Stockholder has indicated in the box in Part III that a TIN has been applied for and the Depositary is not provided a TIN within 60 days, the Depositary will withhold 31% of all payments of the purchase price, if any, made thereafter pursuant to the Offer until a TIN is provided to the Depositary.

     11. Lost or Destroyed Certificates. If any Certificate(s) representing Shares has been lost or destroyed, the holders should promptly notify the Depositary. The holders will then be instructed as to the procedure to be followed in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificate(s) have been followed.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (TOGETHER WITH CERTIFICATES OR A BOOK-ENTRY CONFIRMATION FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE DEPOSITARY, OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE DEPOSITARY, PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under federal income tax law, a Stockholder whose tendered Shares are accepted for payment is required to provide the Depositary (as payer) with such Stockholder's correct TIN on Substitute Form W-9 below. If such Stockholder is an individual, the TIN is his social security number. If the tendering Stockholder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, such Stockholder should so indicate on the Substitute Form W-9 and should complete the Certificate of Awaiting Taxpayer Identification Number provided below. See Instruction 10. If the Depositary is not provided with the correct TIN, the Stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Stockholders with respect to Shares purchased pursuant to the Offer may be subject to federal income tax backup withholding.

     Certain Stockholders (including among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that Stockholder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. Forms for such statements can be obtained from the Depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional instructions.

     If backup withholding applies, the Depositary is required to withhold 31% of any payments made to the Stockholder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent federal income tax backup withholding with respect to payment of the purchase price for Shares purchased pursuant to the Offer, a Stockholder must provide the Depositary with his correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Stockholder is awaiting a TIN) and that (1) such Stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the Stockholder that he is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Stockholder is required to give the Depositary the social security number or employer identification number of the record holder of the Shares tendered hereby. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

--------------------------------------------------------------------------------
                                   SIGN HERE
                      (COMPLETE SUBSTITUTE FORM W-9 BELOW)

________________________________________________________________________________

________________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)
Name(s) ________________________________________________________________________

________________________________________________________________________________
                                 (PLEASE PRINT)
Capacity (Full Title) __________________________________________________________

Address ________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
                               (INCLUDE ZIP CODE)
________________________________________________________________________________

Area Code and Telephone Number _________________________________________________

Taxpayer Identification or Social Security Number ______________________________
                                                     (SEE SUBSITUTE FORM W-9)
Dated: ______________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by the person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5).

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

                    FOR USE BY FINANCIAL INSTITUTIONS ONLY.

Authorized Signature(s) ________________________________________________________

Name ___________________________________________________________________________

________________________________________________________________________________
                                                     (PLEASE PRINT)
Name of Firm ___________________________________________________________________
                                                   (INCLUDE ZIP CODE)
Area Code and Telephone Number _________________________________________________

Dated: ______________________________

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                              PAYOR'S NAME: THE BANK OF NEW YORK
-----------------------------------------------------------------------------------------------------------------------------------
                                 PART I -- PLEASE PROVIDE YOUR TIN IN THE               PART III --
                                 BOX AT THE RIGHT AND CERTIFY BY SIGNING                TIN: ____________________________________
           SUBSTITUTE            AND DATING BELOW                                                   Social Security Number
            FORM W-9                                                                          or Employer Identification Number
                                 --------------------------------------------------------------------------------------------------
       DEPARTMENT OF THE         PART II -- For Payees exempt from backup withholding, see the enclosed Guidelines for
       TREASURY, INTERNAL        Certification or Taxpayer Identification Number on Substitute Form W-9 and complete as
        REVENUE SERVICE          instructed therein
                                 --------------------------------------------------------------------------------------------------
      PAYER'S REQUEST FOR        Certification -- Under penalties of perjury, I certify that:
            TAXPAYER             (1) The number shown on this form is my correct TIN (or I am waiting for a number to be issued
         IDENTIFICATION              to me); and
         NUMBER ('TIN')          (2) I am not subject to backup withholding because (a) I am exempt from backup withholding or
       AND CERTIFICATION             (b) I have not been notified by the Internal Revenue Service ('IRS') that I am subject to backup withholding as a result of a failure to report all interest or dividends, or
                                     (c) the IRS has notified me that I am no longer subject to backup withholding.
                                 --------------------------------------------------------------------------------------------------

                                 Signature: ________________________________________________  Date:____________________________

-----------------------------------------------------------------------------------------------------------------------------------

     CERTIFICATION INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see the instructions in the enclosed Guidelines.)

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN
      BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

   YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING YOUR TIN.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Officer or (2), I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 31% of all payments pursuant to the Offer made to me thereafter will be withheld until I provide a number.

Signature: ________________________________     Date:  ________________________

--------------------------------------------------------------------------------

                    The Information Agent for the Offer is:

                               [Georgeson Logo]

                          17 State Street, 10th Floor
                               New York, NY 10004
                Bankers and Brokers Call Collect: (212) 440-9800
                   All Others Call Toll Free: (800) 223-2064